--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                                     New England
                                                          Massachusetts Tax Free
                                                                     Income Fund

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

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                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart appears here illustrating the growth of a $10,000 investment in the Massachusetts Tax Free Fund's Class A shares since 12/31/88 compared to the Lehman Municipal Index. The plot points for this chart are as follows.]

                                                             LEHMAN
                     NAV                  MSC                 MUNI

12/31/88            $10,000             $ 9,575             $10,000
      89            $10,799             $10,340             $11,079
      90            $11,361             $10,878             $11,887
      91            $12,664             $12,125             $13,330
      92            $13,812             $13,225             $14,504
      93            $15,525             $14,865             $16,285
      94            $14,373             $13,762             $15,443
      95            $16,937             $16,217             $18,140
      96            $17,486             $16,743             $18,945
      97            $19,112             $18,300             $20,686
      98            $20,049             $19,196             $22,026



This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance differs from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98

   CLASS A (Inception 3/23/84)   1 YEAR             5 YEARS              10 YEARS
   Net Asset Value(1)             4.9%                 5.3%                 7.2%
   With Max. Sales Charge(2)      0.4                  4.3                  6.7
----------------------------------------------------------------------------------------------------
   CLASS B (Inception 9/13/93)   1 YEAR             5 YEARS            SINCE INCEPTION
   Net Asset Value(1)             4.2%                 4.5%                 4.4%
   With CDSC(3)                  -0.7                  4.2                  4.2
----------------------------------------------------------------------------------------------------
                                                                                       SINCE FUND'S
                                                                                          CLASS B
   COMPARATIVE PERFORMANCE                     1 YEAR       5 YEARS        10 YEARS      INCEPTION
   Lehman Municipal Bond Index(4)               6.5%          6.2%          8.2%          6.2%
   Lipper MA Municipal Debt Average(6)          5.4           5.3           7.6           5.3
   Morningstar Muni Single State Long Avg.(5)   5.4           5.3           7.5           5.2
----------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. All index and Fund performance assumes reinvestment of distributions.

                                                           YIELDS AS OF 12/31/98
--------------------------------------------------------------------------------
                                 Class A        Class B
   SEC Yield(7)                    4.6%          4.1%
   Taxable Equivalent Yield(8)     8.7           7.7
-------------------------------------------------------------------------------

This Fund waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.

NOTES TO CHARTS

(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.25% at the time of purchase of Class A shares.
(3)With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4)Lehman Municipal Bond Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93.
(5)Morningstar Muni Single State Long Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.
(6)Lipper Massachusetts Municipal Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.
(7)SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.
(8)Taxable equivalent yield is based on the maximum combined federal and Massachusetts state income tax bracket of 46.85%. The alternative minimum tax and some other federal and state taxes may apply, which are not reflected here.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------
                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER

[Photo of James Welch]
Back Bay Advisors, L.P.

Q. How did New England Massachusetts Tax Free Income Fund perform over the past 12 months?

New England Massachusetts Tax Free Income Fund delivered a total return of 4.9% for Class A shares at net asset value for the 12 months ending December 31, 1998. This included a $0.11 per share loss to $17.02 and the reinvestment of $0.93 per share in distributions. In addition to its strong total return, your Fund continued to provide a high level of tax-free income during the year. On December 31, 1998, the Fund's 30-day yield for Class A shares was 4.6%, which translates into a taxable equivalent yield of 8.7%, based on the maximum combined federal and Massachusetts state income tax rate of 46.85%.

Q. What was the investment environment for Massachusetts municipal bonds during the period?

The environment was favorable at both the state and national levels, setting the stage for Massachusetts municipal bonds to generate attractive returns. In addition, as an asset class, municipal bonds paid out extremely attractive income relative to taxable bonds in 1998. During the year, the yields paid by municipal bonds were as high as 95% to 100% of the yields of equivalent taxable bonds. This meant that on an after-tax basis, municipal bond investors received more income than they would have received from taxable bonds of comparable quality and maturity. Historically, municipal bond yields have averaged about 85% of equivalent taxable bond yields.

The nation's positive economic and interest rate environment supported municipal bond prices during the year. Moderate-to-strong economic growth and continued minimal inflation in the United States paved the way for low interest rates. The Federal Reserve Board cut short-term interest rates three times in the fall of 1998 -- for a total of 0.75% -- to stimulate the economy, and as a result, the domestic stock markets. The combination of a sound economy and low interest rates improved the fiscal health and creditworthiness of many municipalities. Economic strength helped generate higher tax revenues, increasing the cash flow of many state and local governments. Further, low interest rates often allowed municipalities to refinance existing debt at more attractive levels, thus lowering their borrowing costs.

                                           CREDIT QUALITY COMPOSITION - 12/31/98
[graphic omitted]

                    AAA                 49.5%
                    AA                   8.9%
                    A                   25.4%
                    BBB                  8.7%
                    Other                7.5%

Quality is based on ratings supplied by Standard & Poor's Ratings Group.

Portfolio holdings are subject to change.

AVERAGE PORTFOLIO QUALITY = AA        AVERAGE MATURITY = 19.3 YEARS

Municipal bonds generally suffered from greater supply than demand, however. Investors mainly directed cash to U.S. Treasury securities and the stock markets. In the summer of 1998, investor concerns about the stability of global economies and financial markets fueled a "flight-to-quality" characterized by extraordinary demand for those securities considered to have the highest degree of safety and liquidity. Typically, demand (both domestic and international) is greatest for the most recently issued U.S. Treasury securities. As a result of this demand, the prices of Treasury securities rose, driving down yields. Increased demand also drove municipal bond prices up -- pushing yields lower -- but less dramatically than U.S. Treasuries. While they are tax advantaged, the generally lower-yielding nature of municipal bonds appeals to a smaller investor audience -- meaning less widespread demand and therefore less price pressure.

In Massachusetts, the economy continued to flourish in 1998. Primarily service based, the Commonwealth's economy was less affected by a slowdown in manufacturing than more industrial-dependent states. Housing prices rose and the state's work force grew. In addition, the Massachusetts unemployment rate fell to an 11-year low. This economic strength helped generate higher tax revenues, increasing the cash flow -- and improving the financial health -- of state and local governments in Massachusetts.

Tax-exempt bond issuance remained heavy in Massachusetts as the Commonwealth and its authorities embarked upon sizable projects to improve the state's infrastructure. Typically, increased supply limits price appreciation by feeding demand, keeping prices steady and yields at attractive levels. Refinancings also helped to boost supply, with municipalities replacing older, higher-cost debt with bonds issued in 1998's lower interest rate environment.

Q. What strategies did you use in managing the Fund?

Throughout the year, we took advantage of the Commonwealth's healthy fiscal position, emphasizing bonds whose interest payments were derived from general state or municipal revenues, such as taxes. These included general obligation bonds and state-guaranteed securities. These bonds differ from revenue bonds, whose interest payments are derived from specific revenue streams, such as highway tolls.

We also focused on quality, investing in higher-rated bonds for the entire fiscal period, because bonds with lower ratings provided little yield advantage. Our other strategies reflected the two different interest rate environments that existed last year. In the first half of the year, we invested in zero-coupon bonds and bonds with lower coupons, because we expected interest rates to fall -- these bonds tend to have greater price appreciation potential in a declining interest rate environment. In the second half of the year, we shifted our strategy to reflect a greater orientation toward income. At that point, interest rates had declined significantly and we believed there was little room for additional price improvement. As of December 31, 1998, the Fund's average quality was "AA," average maturity was 19.3 years and duration stood at 7.2 years -- a positioning similar to that at mid-year.

Duration and average maturity are two measures of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration or average maturity, the greater potential for price appreciation when interest rates fall and conversely, the greater the risk of price loss when interest rates rise. During 1998 when interest rates generally fell, the portfolio's longer duration and average maturity enhanced the Fund's total return.

We emphasized bonds in the 20-year maturity range to maximize yield. Bond issuance was heavier for bonds with longer maturities. The increased supply of these longer-maturity bonds kept yields attractive as issuers competed for investors' dollars. We also believed that investing in those maturities increased appreciation potential.

In the second half of the year, we reduced the Fund's investment in the health care sector and emphasized general obligation bonds. This positioning helped increase the Fund's potential to benefit from the favorable economic and fiscal climate in the Commonwealth.

Q. What is your outlook for Massachusetts municipal bonds over the next few months?

Our outlook for Massachusetts municipal bonds is positive for the coming months. We anticipate the favorable investment environment in the United States -- including moderate economic growth accompanied by minimal inflation -- to continue. We also think that ongoing concerns about global economies will help keep interest rates low.

The events of the past year have reinforced the importance of quality, liquidity and diversification in a well-rounded investor portfolio. In 1998, municipal bonds generated solid returns and maintained a high degree of price stability. Their merit is underscored considering the tax advantage they provide and the attractive yield advantage they offer over U.S. Treasuries. With a favorable outlook for the economy, interest rates and the fiscal health of Massachusetts municipalities, we think the future could be bright for the tax-exempt sector.

A portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. The opinions expressed are those of the portfolio manager and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. See the Fund's prospectus for more complete information.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1998

TAX EXEMPT OBLIGATIONS--99.1% OF TOTAL NET ASSETS

                                                                 RATINGS (c)
                                                                (UNAUDITED)
                                                          -------------------------
   FACE                                                                 STANDARD
  AMOUNT    ISSUER                                         MOODY'S      & POOR'S     VALUE (a)
-------------------------------------------------------------------------------------------------
            GUAM--4.9%
$1,500,000  Airport Authority Revenue Bond, Series B,
              6.600%, 10/01/2010 ......................      --           BBB       $  1,647,720
 4,000,000  Housing Corporation, Single Family
              Mortgage, Series A,
              5.750%, 9/01/2031, (FHLMC)  .............      --           AAA          4,336,960
                                                                                    ------------
                                                                                       5,984,680
                                                                                    ------------
            MASSACHUSETTS MUNICIPAL--4.4%
 1,000,000  Haverhill, Series A, 7.000%, 6/15/2012,
              (FGIC) ..................................      Aaa          AAA          1,123,320
 1,500,000  Wholesale Electric, 6.750%, 7/01/2008  ....     Baa2          BBB+         1,621,815
 2,500,000  Wholesale Electric, 6.750%, 7/01/2011  ....     Baa2          BBB+         2,692,125
                                                                                    ------------
                                                                                       5,437,260
                                                                                    ------------
            MASSACHUSETTS STATE HEALTH & EDUCATION
            FACILITY AUTHORITY--30.9%
 2,450,000  Amherst College Series G, 5.375%,
              11/01/2020 ..............................      Aa1          AA+          2,518,502
 1,500,000  Beverly Hospital Ribs, 7.590%, 6/18/2020,
              (MBIA) (d)  .............................      Aaa          AAA          1,705,455
 3,000,000  Boston University Ribs, Series L,
              9.436%, 10/01/2031, (MBIA) (d)  .........      Aaa          AAA          3,543,870
 2,500,000  Brandeis University Series I, 4.750%,
              10/01/2028, (MBIA)  .....................      Aaa          AAA          2,392,425
 1,750,000  Charlton Memorial Hospital, Series B,
              7.250%, 7/01/2013  ......................      A1            A           1,930,407
 3,000,000  Dana Farber, Series G-1, 6.250%,
              12/01/2022 ..............................      A1            A           3,264,660
 1,000,000  Faulkner Hospital, Series C, 6.000%,
              7/01/2013 ...............................     Baa1           --          1,058,210
 4,000,000  Harvard University Series N, 6.250%,
              4/01/2020(e) ............................      Aaa          AAA          4,742,880
 2,400,000  Medical Center of Central Mass., Class A,
              7.000%, 7/01/2012 .......................      A3            --          2,633,280
 1,000,000  New England Baptist Hospital, Series B,
              7.300%, 7/01/2011 .......................     Baa1          AAA          1,104,270
 1,220,000  New England Deaconess Hospital, Series D,
              6.875%, 4/01/2022, (AMBAC)  .............      Aaa          AAA          1,358,690
 1,190,000  New England Medical Center, Series F,
              6.625%, 7/01/2025, (FGIC) ...............      Aaa          AAA          1,300,004
 2,000,000  North Adams Regional Hospital, Series C,
              6.750%, 7/01/2009 .......................      --           BBB-         2,182,220
 4,340,000  Saints Memorial Medical Center, Series A,
              6.000%, 10/01/2023 ......................      B1            --          4,356,188
 1,500,000  Valley Regional Health System, Series B,
              Pre-refunded, 8.000%, 7/01/2018  ........      Aaa           --          1,628,850
 1,000,000  Valley Regional Health System, Series C,
              6.250%, 7/01/2011, (Connie Lee)  ........      --           AAA          1,154,370
 1,000,000  Wentworth Institute of Technology, Series
              A, 7.400%, 4/01/2010, (AMBAC)  ..........      Aaa          AAA          1,068,400
                                                                                    ------------
                                                                                      37,942,681
                                                                                    ------------
            MASSACHUSETTS STATE HOUSING FINANCE
            AGENCY--12.2%
   555,000  Multifamily Residential Development, Series
              A, 7.650%, 2/01/2028, (FNMA)  ...........      Aaa          AAA            577,122
 2,000,000  Residential Development, Series A, 6.900%,
              11/15/2024, (FNMA) ......................      Aaa          AAA          2,180,400
 2,500,000  Residential Development, Series E, 6.250%,
              11/15/2012, (FNMA) ......................      Aaa          AAA          2,696,250
 1,300,000  Residential Development, Series I, 6.900%,
              11/15/2025, (FNMA) ......................      Aaa          AAA          1,409,278
 2,835,000  Single Family Mortgage, Series 13, 7.950%,
              6/01/2023  ..............................      Aa            A+          2,973,944
 3,000,000  Single Family Mortgage, Series 21, 7.125%,
              6/01/2025  ..............................      Aa            A+          3,204,870
 1,910,000  Single Family Mortgage, Series 32, 6.600%,
              12/01/2026  .............................      Aa            A+          2,033,004
                                                                                    ------------
                                                                                      15,074,868
                                                                                    ------------
            MASSACHUSETTS STATE INDUSTRIAL FINANCE
            AGENCY--9.6%
 2,000,000  FHA Briscoe House Assisted Living, 7.125%,
              2/01/2036  ..............................      --           AAA          2,311,040
 1,500,000  New England Center For Children
              Development, 5.875%, 11/01/2018  ........     Ba2           BB          1,543,740
 5,000,000  Newton Group Property's Project, 8.000%,
              9/01/2027  ..............................      --            --          5,579,550
 2,500,000  Tufts University Series H, 4.750%, 2/15/
              2028 (MBIA)  ............................      Aaa          AAA          2,393,475
                                                                                    ------------
                                                                                      11,827,805
                                                                                    ------------
            MASSACHUSETTS STATE TURNPIKE AUTHORITY-- 5.1%
 2,000,000  Capital Appreciation, Senior Series A,
              5.000%, 1/01/2037, (MBIA) ...............      Aaa          AAA          1,946,920
10,000,000  Metropolitan Highway System, Capital
              Appreciation Senior Series C,
              Zero Coupon, 1/01/2016, (MBIA) ..........      Aaa          AAA          4,343,600
                                                                                    ------------
                                                                                       6,290,520
                                                                                    ------------
            MASSACHUSETTS WATER RESOURCE AUTHORITY-- 5.7%
 3,200,000  General Refunding, Series B, 5.000%,
              3/01/2022, (MBIA)  ......................      Aaa          AAA          3,165,152
 3,240,000  Series A, 6.500%, 7/15/2019  ..............      A1            A           3,845,264
                                                                                    ------------
                                                                                       7,010,416
                                                                                    ------------
            OTHER MASSACHUSETTS OBLIGATIONS--13.0%
 2,000,000  Consolidated Loan, Series A, 7.625%,
              6/01/2008 ...............................      Aaa          AA-          2,220,320
 3,150,000  Massachusetts Development Finance Agency,
              5.900%, 11/01/2018  .....................      Ba2           --          3,149,685
 1,040,000  Massachusetts Educational Loan Authority,
              7.250%, 1/01/2009, (MBIA)  ..............      Aaa          AAA          1,096,493
 5,000,000  Massachusetts State Refunding, Series A,
              6.500%, 11/01/2014, (AMBAC)  ............      Aaa          AAA          6,033,750
 3,000,000  New England Educational Loan, Sub-Issue H,
              6.900%, 11/01/2009  .....................      A3            --          3,490,710
                                                                                    ------------
                                                                                      15,990,958
                                                                                    ------------

            PUERTO RICO--10.5%
 4,000,000  Aqueduct & Sewer Authority, 6.250%,
              7/01/2013 ...............................     Baa1           A           4,659,880
 1,160,000  Aqueduct & Sewer Authority, 10.250%,
              7/01/2009 ...............................      Aaa          AAA          1,581,532
 2,000,000  Aqueduct & Sewer Authority, Refunding Bond,
              6.250%, 7/01/2012  ......................     Baa1           A           2,335,480
 4,125,000  Commonwealth Highway & Transportation,
              Series Y, 5.500%, 7/01/2026  ............     Baa1           A           4,295,074
                                                                                    ------------
                                                                                      12,871,966
                                                                                    ------------
            VIRGIN ISLANDS--2.8%
 3,045,000  Public Financial Authority, Series A,
              7.250%, 10/01/2018  .....................      --           AAA          3,477,573
                                                                                    ------------

            Total Tax Exempt Obligations (Identified
                      Cost $113,575,841) ..............                              121,908,727
                                                                                    ------------
OPTIONS--0.1%
-------------------------------------------------------------------------------------------------
       100  U.S. Treasury Bonds, 128 Call,
             February 1999 ............................                                  112,500
                                                                                     -----------
                                                                                         112,500
            Total Options (Identified Cost $94,150) ...                              -----------

SHORT TERM INVESTMENT--0.2%
------------------------------------------------------------------------------------------------
   204,000  Household Finance Corp., 5.000%,
             1/04/1999 ................................                                  203,915
                                                                                     -----------

            Total Short Term Investment (Identified
             Cost $203,915) ...........................                                  203,915
            Total Investments--99.4% (Identified Cost                                -----------
             $113,873,906) (b) ........................                              122,225,142
            Other assets less liabilities  ............                                  710,752
                                                                                     -----------
                    Total Net Assets--100% ............                             $122,935,894
                                                                                    ============

WRITTEN OPTIONS
                                                                UNREALIZED
CONTRACTS      DESCRIPTION                                     DEPRECIATION
--------------------------------------------------------------------------------

100            U.S. Treasury Bond Futures, 130 Call,
                 February 1999 ................................                       $   (8,213)
                                                                                      ==========
(a)         See Note 1a of Notes to Financial Statements.
(b)         Federal Tax Information: At December 31, 1998 the net unrealized appreciation on  investments based on cost of $113,885,376 for federal income tax purposes was as follows:
            Aggregate gross unrealized appreciation for all investments in
            which there is an excess of value over tax cost ..................        $8,342,244
            Aggregate gross unrealized depreciation for all investments in
            which there is an excess of tax cost over value ..................            (2,478)
                                                                                      ----------
            Net unrealized appreciation ......................................        $8,339,766
                                                                                      ==========

(c) The ratings shown are believed to be the most recent ratings available at December 31, 1998. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1998. The Fund's advisor independently evaluates the
            Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)         Inverse floating rate security.
(e) A portion of this security has been segregated as collateral in connection with the Fund's derivative investments at December 31, 1998.

Legend of Portfolio abbreviations:

AMBAC                -- American Municipal Bond Assurance Corp.
Connie Lee           -- College Construction Loan Insurance Association
FGIC                 -- Financial Guarantee Insurance Company
FHLMC                -- Federal Home Loan Mortgage Corporation
FNMA                 -- Federal National Mortgage Association
MBIA                 -- Municipal Bond Investors Assurance Corp.
Rib                  -- Residual Interest Bond

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $113,873,906) ......                           $122,225,142
  Cash .....................................................                                    233
  Receivable for:
    Fund shares sold .......................................                                 35,004
    Securities sold ........................................                                957,258
    Accrued interest .......................................                              2,010,831
                                                                                       ------------
                                                                                        125,228,468
LIABILITIES
  Payable for:
    Securities purchased ...................................      $1,948,310
    Closed futures .........................................           5,594
    Written options - (proceeds of $38,662) ................          46,875
    Fund shares redeemed ...................................          49,555
    Dividends declared .....................................          83,782
  Accrued expenses:
    Management fees ........................................          84,474
    Deferred trustees' fees ................................          11,824
    Accounting and administrative ..........................           3,484
    Other expenses .........................................          58,676
                                                                  ----------
                                                                                          2,292,574
                                                                                       ------------
NET ASSETS .................................................                           $122,935,894
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $116,642,337
    Undistributed net investment income ....................                                  3,547
    Accumulated net realized gains (losses) ................                             (2,053,013)
    Unrealized appreciation (depreciation) on investments
      and options ..........................................                              8,343,023
                                                                                       ------------
NET ASSETS .................................................                           $122,935,894
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($113,909,915 divided by 6,693,020 shares of beneficial
    interest) ..............................................                                 $17.02
                                                                                             ======
Offering price per share (100/95.75 of $17.02) .............                                 $17.78*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($9,025,979 divided by 531,414 shares of beneficial
    interest) ..............................................                                 $16.98**
                                                                                             ======
* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Interest ...................................................                           $7,169,136
  Expenses
    Management fees ..........................................      $  704,088
    Service and distribution fees - Class A ..................         394,314
    Service and distribution fees - Class B ..................          81,564
    Trustees' fees and expenses ..............................          10,242
    Accounting and administrative ............................          35,876
    Custodian ................................................          90,515
    Transfer agent ...........................................         237,528
    Audit and tax services ...................................          27,000
    Legal ....................................................           5,239
    Printing .................................................          33,915
    Registration .............................................          15,010
    Miscellaneous ............................................           6,420
                                                                    ----------
  Total expenses .............................................       1,641,711
  Less expenses waived by the investment adviser and
    subadvisor ...............................................        (380,516)           1,261,195
                                                                    ----------           ----------
  Net investment income ......................................                            5,907,941
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  WRITTEN OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ........................................       1,423,430
    Futures contracts - net ..................................        (806,544)
    Written options contracts - net ..........................          14,594
                                                                    ----------
  Total realized gain (loss) on investments, written options
    and futures contracts ....................................         631,480
                                                                    ----------
UNREALIZED APPRECIATION (DEPRECIATION) ON:
    Investments - net ........................................        (842,267)
    Written options - net ....................................         (20,313)
    Futures contracts - net ..................................          92,543
                                                                    ----------
  Total unrealized appreciation (depreciation) on investments,
    written options and futures contracts ....................        (770,037)
                                                                    ----------
  Net gain (loss) on investment transactions .................                             (138,557)
                                                                                         ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........                           $5,769,384
                                                                                         ==========
                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                    -----------------------------
                                                                     1997                   1998
                                                                     ----                   ----
FROM OPERATIONS
  Net investment income ...................................      $  6,071,200           $  5,907,941
  Net realized gain (loss) on investments, written options
    and futures contracts .................................           275,884                631,480
  Unrealized appreciation (depreciation) on investments,
    written options and futures contracts .................         4,160,896               (770,037)
                                                                 ------------           ------------
  Increase (decrease) in net assets from operations .......        10,507,980              5,769,384
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (5,774,640)            (5,592,703)
    Class B ...............................................          (314,984)              (353,477)
  Net realized gain on investments
    Class A ...............................................                 0               (546,044)
    Class B ...............................................                 0                (43,269)
                                                                 ------------           ------------
                                                                   (6,089,624)            (6,535,493)
                                                                 ------------           ------------
  Increase (decrease) in net assets derived from capital
    share transactions ....................................        (3,526,289)             2,433,927
                                                                 ------------           ------------
  Total increase (decrease) in net assets .................           892,067              1,667,818

NET ASSETS
  Beginning of the year ...................................       120,376,009            121,268,076
                                                                 ------------           ------------
  End of the year .........................................      $121,268,076           $122,935,894
                                                                 ============           ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME
  End of the year .........................................      $    (41,118)          $      3,547
                                                                 ============           ============

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                CLASS A
                                          -----------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                                 1994               1995              1996             1997             1998
                                                 ----               ----              ----             ----             ----
Net Asset Value, Beginning of Year .....        $17.27             $15.10            $16.85           $16.50           $17.13
                                                ------             ------            ------           ------           ------
Income From Investment Operations
Net Investment Income ..................          0.89               0.88              0.87             0.86             0.86
Net Realized and Unrealized Gain (Loss)
  on Investments .......................         (2.15)              1.76             (0.35)            0.63            (0.04)
                                                ------             ------            ------           ------           ------
Total From Investment Operations .......         (1.26)              2.64              0.52             1.49             0.82
                                                ------             ------            ------           ------           ------
Less Distributions
Distributions From Net Investment
  Income ...............................         (0.89)             (0.89)            (0.87)           (0.86)           (0.85)
Distributions in Excess of Net
  Investment Income ....................         (0.02)              0.00              0.00             0.00             0.00
Distributions From Net Realized Gains ..          0.00               0.00              0.00             0.00            (0.08)
                                                ------             ------            ------           ------           ------
Total Distributions ....................         (0.91)             (0.89)            (0.87)           (0.86)           (0.93)
                                                ------             ------            ------           ------           ------
Net Asset Value, End of Year ...........        $15.10             $16.85            $16.50           $17.13           $17.02
                                                ======             ======            ======           ======           ======
Total Return (%) (b) ...................         (7.4)              17.8               3.2              9.3              4.9
Ratio of Operating Expenses to Average
  Net Assets (%) (a) ...................          0.85               0.85              0.90             1.00             1.00
Ratio of Net Investment Income to
  Average Net Assets (%) ...............          5.63               5.46              5.31             5.17             4.93
Portfolio Turnover Rate (%) ............            48                127               140              132              125
Net Assets, End of Year (000) ..........      $107,565           $120,229          $112,934         $113,869         $113,910

(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations described in Note 4 to
    the Financial Statements would have
    been (%) ...........................          1.24               1.24              1.27             1.29             1.31
(b) A sales charge is not reflected in
    total return calculations.

                 See accompanying notes to financial statements

                                                                                CLASS B
                                          -----------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                                 1994               1995              1996             1997             1998
                                                 ----               ----              ----             ----             ----
Net Asset Value, Beginning of Year .....        $17.26             $15.08            $16.82           $16.47           $17.09
                                                ------             ------            ------           ------           ------
Income From Investment Operations
Net Investment Income ..................          0.77               0.78              0.75             0.76             0.74
Net Realized and Unrealized Gain (Loss)
  on Investments .......................         (2.14)              1.74             (0.34)            0.62            (0.03)
                                                ------             ------            ------           ------           ------
Total From Investment Operations .......         (1.37)              2.52              0.41             1.38             0.71
                                                ------             ------            ------           ------           ------
Less Distributions
Distributions From Net Investment
  Income ...............................         (0.79)             (0.78)            (0.76)           (0.76)           (0.74)
Distributions in Excess of Net
  Investment Income ....................         (0.02)              0.00              0.00             0.00             0.00
Distributions From Net Realized Gains ..          0.00               0.00              0.00             0.00            (0.08)
                                                ------             ------            ------           ------           ------
Total Distributions ....................         (0.81)             (0.78)            (0.76)           (0.76)           (0.82)
                                                ------             ------            ------           ------           ------
Net Asset Value, End of Year ...........        $15.08             $16.82            $16.47           $17.09           $16.98
                                                ======             ======            ======           ======           ======
Total Return (%) (b) ...................         (8.0)              17.0               2.6              8.6              4.2
Ratio of Operating Expenses to Average
  Net Assets (%) (a) ...................          1.50               1.50              1.55             1.65             1.65
Ratio of Net Investment Income to
  Average Net Assets (%) ...............          4.98               4.81              4.66             4.52             4.28
Portfolio Turnover Rate (%) ............            48                127               140              132              125
Net Assets, End of Year (000) ..........        $4,523             $6,697            $7,442           $7,399           $9,026

(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations described in Note 4 to
    the Financial Statements would have
    been (%) ...........................          1.89               1.89              1.92             1.94             1.96
(b) A contingent deferred sales charge
    is not reflected in total return
    calculations.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks a high level of current income exempt from federal income tax and Massachusetts personal income tax. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of market discount for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES.   For the year ended December 31, 1998
purchases and sales of securities (excluding short-term investments) were $151,923,156 and $149,734,268, respectively.

Transactions in written options for the year ended December 31, 1998 are summarized as follows:
                                                     WRITTEN OPTIONS
                                             -------------------------------
                                               NUMBER OF          PREMIUMS
                                              CONTRACTS           RECEIVED
                                              ---------           --------
Open at December 31, 1997                         (100)         $   (63,663)
Contracts opened                                (1,950)          (1,069,556)
Contracts closed                                 1,950            1,094,557
                                                 -----          -----------
Open at December 31, 1998                         (100)         $   (38,662)
                                                  ====          ===========


3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.   The Fund pays
management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.60% of the first $100 million of the Fund's average daily net assets and 0.50% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay Advisors"), at the rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1998 are as follows:

FEES EARNED(a)
--------------

$352,044                  NEFM
$352,044                  Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

The effective management fee for the year ended December 31, 1998 was 0.58%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE.   New England Funds L.P. ("New
England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $35,876 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES.   Pursuant to Rule 12b-1 under the 1940 Act,
the Trust has adopted a Service and Distribution Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A and Class B shares, as reimbursement for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A and Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $281,620 and $20,391 in service fees for Class A and Class B shares, respectively.

Also under the Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares and 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A and Class B shares, respectively. For the year ended December 31, 1998, the Fund paid New England Funds $112,694 and $61,173 in distribution fees for Class A and Class B shares, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998, amounted to $204,743.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $168,188 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $2,574 in transfer agent credits. The transfer agent expense in the statement of operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES.   The Fund does not pay any compensation
directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $745
Meeting Fee                                            152/meeting
Annual Committee Member Retainer                       112
Annual Committee Chairman Retainer                      74

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS.   Effective September 1, 1996 until further notice to
the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 1.00% of the Fund's Class A average daily net assets, and 1.65% of Class B average daily net assets. Prior to this, effective May 1, 1991, Back Bay Advisors and NEFM had voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.50% of Class B average daily net assets. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the year ended December 31, 1998, Back Bay Advisors reduced its subadvisory fee of $352,044 by $190,258 and NEFM reduced its advisory fee of $352,044 by $190,258.

5. CONCENTRATION OF CREDIT.   The Fund primarily invests in debt obligations
issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on December 31, 1998 as a percentage of the Fund's total net assets: College (19.0%), Housing (15.8%), Hospital (15.6), and Water and Sewer (12.2). The Fund had (16.9%) of its total net assets insured by Municipal Bond Investors Assurance Corporation (MBIA) at December 31, 1998.

6. CAPITAL SHARES.   At December 31, 1998 there was an unlimited number of
shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                        ---------------------------------  --------------------------------
CLASS A                                     SHARES            AMOUNT           SHARES            AMOUNT
-------                                 --------------       -----------   --------------   ---------------
Shares sold ..........................         792,988       $13,125,655        1,003,641       $17,141,843
Shares issued in connection with
 the reinvestment of:
  Distributions from net investment
  income .............................         256,070         4,279,009          234,443         3,998,786
  Distributions from net
   realized gain .....................               0                 0           25,725           437,073
                                            ----------       -----------       ----------       -----------
                                             1,049,058        17,404,664        1,263,809        21,577,702
Shares repurchased ...................      (1,243,295)      (20,634,447)      (1,219,436)      (20,828,010)
                                            ----------       -----------       ----------       -----------
Net increase (decrease) ..............        (194,237)      $(3,229,783)          44,373       $   749,692
                                            ----------       -----------       ----------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                        ---------------------------------  ---------------------------------
CLASS B                                     SHARES            AMOUNT           SHARES            AMOUNT
----                                    --------------   ---------------   --------------   ---------------
Shares sold ..........................          79,890      $  1,325,027          139,399      $  2,380,236
Shares issued in connection with
 the reinvestment of:
  Distributions from net investment
  income .............................          14,270           238,056           15,918           271,316
  Distributions from net
   realized gain .....................               0                 0            2,236            37,896
                                              --------      ------------          -------      ------------
                                                94,160         1,563,083          157,553         2,689,448
Shares repurchased ...................        (113,037)       (1,859,589)         (58,973)       (1,005,213)
                                              --------      ------------          -------      ------------
Net increase (decrease) ..............         (18,877)     $   (296,506)          98,580      $  1,684,235
                                              --------      ------------          -------      ------------
Increase (decrease) derived from
  capital shares transactions ........        (213,114)      $(3,526,289)          142,953     $   2,433,927
                                              ========       ===========           =======     =============

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and the Shareholders of NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Massachusetts Tax Free Income Fund (the "Fund"), a series of New England Funds Trust II, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or
                  accompanied by the Fund's current prospectus,
             which contains information about distribution charges,
              management and other items of interest. Investors are
           advised to read the prospectus carefully before investing.

           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
           Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
              Investors may obtain a copy by contacting the NASD at
                  800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

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